Supplement to

Calvert Sustainable and Socially Responsible Equity Funds Prospectus Class I
dated January 31, 2010

Date of Supplement: November 30, 2010

On November 29, 2010, Calvert Mid Cap Value Fund merged into Calvert Capital Accumulation Fund.  Accordingly, please delete from the Prospectus all references and information regarding Calvert Mid Cap Value Fund.

On November 29, 2010, Calvert New Vision Small Cap Fund merged into Calvert Small Cap Fund (formerly Calvert Small Cap Value Fund, which converted to Calvert Small Cap Fund concurrently with the merger).  Accordingly, please delete from the Prospectus all references and information regarding Calvert New Vision Small Cap Fund.

Calvert Capital Accumulation Fund

Under the heading “Fees and Expenses of the Fund” in the Fund Summary for Calvert Capital Accumulation Fund on page 19 of the Prospectus, the Annual Fund Operating Expenses table is deleted and replaced with the following updated table and footnote thereto:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Class I
Management Fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Total annual Fund operating expenses	0.96%
Less fee waiver and/or expense reimbursement[1]	(0.10%)
Net expenses	0.86%

1 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 0.86%. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Under the heading “Fees and Expenses of the Fund” in the Fund Summary for Calvert Capital Accumulation Fund on page 19 of the Prospectus, the expense example is deleted and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•  you invest $1,000,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;

•  your investment has a 5% return each year;

•  the Fund’s operating expenses remain the same; and

•  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class I

1	$8,778
3	$29,456
5	$51,561
10	$113,721

Calvert Small Cap Fund

Under the heading “Fees and Expenses of the Fund” in the Fund Summary for Calvert Small Cap Fund on page 30 of the Prospectus, the Annual Fund Operating Expense table is deleted and replaced with the following updated table and footnote thereto:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Class I
Management Fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.19%
Total annual Fund operating expenses	0.99%
Less fee waiver and/or expense reimbursement[1]	(0.07%)
Net expenses	0.92%

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1 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 0.92%. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Under the heading “Fees and Expenses of the Fund” in the Fund Summary for Calvert Small Cap Fund on page 30 of the Prospectus, the expense example is deleted and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•  you invest $1,000,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;

•  your investment has a 5% return each year;

•  the Fund’s operating expenses remain the same; and

•  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class I

1 year	$9,388
3 years	$30,673
5 years	$53,368
10 years	$116,906

Under “Advisory Fees” on page 67 of the Prospectus, add the following footnote for Calvert Small Cap Fund in the advisory fees table under the column “Advisory Fee.”

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Effective November 30, 2010, the Advisor has agreed to voluntarily waive 0.05% in advisory fees, which results in an advisory fee of 0.70% of the Fund’s average daily net assets.

CSIF Balanced Portfolio

Under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for CSIF Balanced Portfolio on page 4 of the Prospectus, add the following after the second paragraph:

The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund.

Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for CSIF Balanced Portfolio on page 5 of the Prospectus, add the following prior to the last paragraph in the section:

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Calvert International Opportunities Fund

Under “More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert International Opportunities Fund” on page 65 of the Prospectus, remove Jeremy Tigue, Terry Coles and Giles Money from the portfolio manager list.

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